UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2022

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to Vote of Security Holders.
On June 14, 2022, NexTier Oilfield Solutions Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company's common stock voted in person or by proxy at the Annual Meeting was 230,003,646, representing approximately 94.3% of the 244,035,932 shares that were outstanding and entitled to vote as of the record date. At the Annual Meeting, the Company’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:

Proposal 1 – The election of ten directors to serve until the 2023 Annual Meeting or, in each case, until his or her earlier death, retirement, resignation or removal.
The following directors were elected based on the votes listed below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Drummond	219,119,546	272,234	1,918	10,609,948
Stuart M. Brightman	180,784,519	38,491,125	118,053	10,609,948
Gary M. Halverson	217,780,792	1,608,759	4,146	10,609,948
Patrick M. Murray	218,538,639	798,110	56,948	10,609,948
Amy H. Nelson	215,201,986	4,135,786	55,925	10,609,948
Melvin G. Riggs	204,893,654	14,497,084	2,959	10,609,948
Bernardo J. Rodriguez	219,095,792	292,958	4,947	10,609,948
Michael Roemer	204,916,397	14,400,848	76,452	10,609,948
James C. Stewart	218,826,132	508,678	58,886	10,609,948
Scott R. Wille	219,080,229	254,678	58,790	10,609,948

Proposal 2 – The ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for 2022.
The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting for the fiscal year ending December 31, 2022, as recommended by the Company’s Board of Directors, based on the votes listed below:

For	Against	Abstain
229,135,668	864,330	3,647

Proposal 3 – Advisory vote to approve the 2021 compensation of the Company’s named executive officers.
As reflected below, the Company’s stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers, as recommended by the Company’s Board of Directors.

For	Against	Abstain	Broker Non-Votes
204,152,594	15,149,641	91,462	10,609,948

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2022	NEXTIER OILFIELD SOLUTIONS INC.

/s/ KEVIN MCDONALD
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary